UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2019

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2019, 3D Systems Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 91,146,745 shares of common stock were present in person or represented by proxy at the Annual Meeting, consisting of approximately 78.12% of the voting power of the Company entitled to vote. The final votes on the proposals presented at the Annual Meeting are as follows:

Proposal One:

As set forth below, the Company’s stockholders elected the following directors to serve until the next annual meeting and until their successors are duly elected and qualified:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nominees for Election to Board of Directors:
Malissia Clinton	55,355,379	2,340,590	384,947	33,065,829
William E. Curran	55,627,077	1,479,355	974,484	33,065,829
Thomas W. Erickson	54,601,371	3,161,920	317,625	33,065,829
Charles W. Hull	56,545,976	1,169,079	365,861	33,065,829
William D. Humes	55,709,609	1,428,268	943,039	33,065,829
Vyomesh I. Joshi	54,672,740	3,235,755	172,421	33,065,829
Jim D. Kever	53,059,926	3,436,627	1,584,363	33,065,829
Charles G. McClure, Jr.	54,796,960	3,062,932	221,024	33,065,829
Kevin S. Moore	55,509,686	2,367,976	203,254	33,065,829
John J. Tracy	57,040,124	815,494	225,298	33,065,829
Jeffrey Wadsworth	55,069,757	1,627,739	1,383,420	33,065,829

Proposal Two:

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in detail in the Compensation Discussion and Analysis and the accompanying tables in the 2019 Proxy Statement as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,049,026	3,681,701	350,189	33,065,829

Proposal Three:

As set forth below, the Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019:

Votes For	Votes Against	Abstentions
86,321,327	1,135,318	3,690,100

Proposal Four:

As set forth below, the stockholder proposal to reduce the ownership required for stockholders to call a special meeting was defeated:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,144,287	29,297,146	639,483	33,065,829

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: May 22, 2019
	By:	/s/ Andrew M. Johnson
(Signature)
	Name:	Andrew M. Johnson
	Title:	Executive Vice President, Chief Legal Officer and Secretary